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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2000



MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following changes are made to the portfolio managers for the Trusts as outlined below:

Aggressive Growth Trust

     Charles D. Scavone and Kenneth A. Zschappel no longer serve as portfolios managers for the Aggressive Growth Trust. Robert M. Kippes and Ryan E. Crane will, however, continue to serve as portfolios managers for this Trust.

U.S. Large Cap Value Trust

     Allen J. Wilson has been added as a portfolio manager to the U.S. Large Cap Value Trust. Previously, Mr. Wilson was part of a research analyst committee that managed a segment of this Trust. Mr. Wilson is Vice President of Capital International Research, Inc. with research responsibilities covering U.S. oil services and household products. Mr. Wilson has been managing a diversified U.S. equity portion of CGTC's portfolios and accounts since January 1999. Mr. Wilson joined CTGC in 1991.

Pacific Rim Emerging Markets Trust

     Effective July 3, 2000, Richard Crook, Stephen Hill and Hugh Williams will no longer manage the Pacific Rim Emerging Markets Trust. The new portfolios managers for this Trust will be Seton Lor and Samantha Ho. Information regarding these two managers is set forth below:

     SETON LOR. Mr. Lor joined MAC in 2000. Prior to joining MAC, he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

     SAMANTHA HO. Ms. Ho joined MAC in 2000. Prior to joining MAC, she was a senior portfolio manager at SEB Investment Management where she served from 1994 to 2000. Prior to that, she was an investment analyst at Jardine Fleming.


                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 2000